TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

* * *

Transamerica International Bond

Effective immediately, the following replaces the information in the Prospectuses relating to J.P. Morgan Investment Management Inc. under the section entitled “Management”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.

Portfolio Managers:
Iain Stealey, CFA, Lead Portfolio Manager since 2013
Linda Raggi, CFA, Portfolio Manager since 2013

Effective immediately, the following replaces the information in the Prospectuses relating to J.P. Morgan Investment Management, Inc. under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Iain Stealey, CFA	J.P. Morgan Investment Management Inc.

Lead Portfolio Manager of the fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2002; Executive Director; Member of the Global Fixed Income, Currency & Commodities (GIFCC) group; Focus is on multi-sector bond strategies

Linda Raggi, CFA	J.P. Morgan Investment Management Inc.

Portfolio Manager of the fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2008; Associate; Member of the Global Fixed Income, Currency & Commodities (GIFCC) group; Focus is on high grade multi-currency portfolios

* * *

Investors Should Retain this Supplement for Future Reference

July 24, 2013

1